UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019 (June 26, 2019)

CM Finance Inc

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street

15th Floor

New York, New York

10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CMFN	The NASDAQ Global Select Market
6.125% Notes due 2023	CMFNL	The NASDAQ Global Select Market

Item 8.01. Other Events.

Press Releases

On June 26, 2019, CM Finance Inc (the “Company”) issued a press release announcing that: (i) Investcorp Credit Management US LLC (“Investcorp”), a subsidiary of Investcorp Bank B.S.C., has entered into a definitive interest purchase agreement to acquire a majority ownership interest in CM Investment Partners LLC (“CMIP”), the investment adviser to the Company, through its purchase of the respective equity positions held by certain funds managed by Cyrus Capital Partners, L.P. (“Cyrus”) and Stifel Venture Corp. (“Stifel”), and newly issued interests in CMIP (the “Transaction”), and (ii) the Company entered into a definitive stock purchase and transaction agreement with an affiliate of Investcorp (the “Stock Purchase Agreement”), through which, following the closing of the Transaction (the “Closing”) and before the second anniversary of the date of the Closing, Investcorp (or an affiliate thereof) will purchase (1) newly issued shares of the Company’s common stock in an amount representing 5% of the total outstanding shares of common stock as of the date of the Stock Purchase Agreement, at the most recently determined net asset value per share of the Company’s common stock at the time of such purchase, and (2) shares of the Company’s common stock in open-market transactions in an amount representing 5% of the total outstanding shares of common stock as of the date of the Stock Purchase Agreement. Notwithstanding the sale of their respective interests in CMIP, each of Cyrus and Stifel will retain their equity interests in the Company as of the Closing date, which currently represent a 44.1% interest in the aggregate.

The full text of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On June 26, 2019, Investcorp issued a press release announcing the Transaction. The full text of Investcorp’s press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated June 26, 2019
99.2	Press release, dated June 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2019	CM FINANCE INC

By: /s/ Rocco DelGuercio
Name: Rocco DelGuercio
Title: Chief Financial Officer and Treasurer